SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]    Preliminary Information Statement

[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]    Definitive Information Statement

LISTED FUNDS TRUST
__________________________________________________________
(Name of Registrant As Specified In Its Charter)

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TrueShares Low Volatility Equity Income ETF (DIVZ)
a series of Listed Funds Trust
615 East Michigan Street, Milwaukee, Wisconsin 53202

November 1, 2022

Dear Shareholder:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. As a shareholder of the TrueShares Low Volatility Equity Income ETF (the “Fund”), a series of Listed Funds Trust (the “Trust”), we are sending you the enclosed Information Statement to provide you with information about the Fund’s new investment sub-adviser, Opal Capital LLC (“Opal”). Opal is an affiliate of Titleist Asset Management, Ltd. (“Titleist”), the Fund’s current sub-adviser, and was formed in July, 2022 in connection with an organizational restructuring (the “Restructuring”).
On September 14, 2022 the investment adviser to the Fund, TrueMark Investments, LLC (“TrueMark”), recommended and the Trust’s Board of Trustees approved an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between TrueMark, the Trust, and Opal, dated September 14, 2022, on behalf of the Fund. Titleist has authority to vote on behalf of the holders of a majority of the voting shares of the Fund and also approved the Sub-Advisory Agreement with Opal. As a result, effective November 7, 2022, sub-advisory services previously provided to the Fund by Titleist will transition to Opal. Following the Restructuring, the Titleist portfolio managers who managed the Fund became dual-hatted employees of Opal and will continue to be responsible for the day-to-day management of the Fund. Additional information about these events and the new Sub-Advisory Agreement is provided in the enclosed Information Statement.
We are not asking you for a proxy, and you are requested not to send us a proxy. The purpose of this document is to provide you with certain additional information about these changes that we are required to make available to you.
The next few pages of this document feature more information about the new sub-adviser. Please take a few moments to read the information contained herein and call us at 1-800-617-0004 if you have any questions.

Sincerely,

Joshua J. Hinderliter
Assistant Secretary
Listed Funds Trust

TrueShares Low Volatility Equity Income ETF (DIVZ)
a series of Listed Funds Trust
615 East Michigan Street, Milwaukee, Wisconsin 53202

INFORMATION STATEMENT

This document is an Information Statement and is being furnished to shareholders of the TrueShares Low Volatility Equity Income ETF (the “Fund”), a series of Listed Funds Trust (the “Trust”), in lieu of a proxy statement. The Fund is advised by TrueMark Investments, LLC (“TrueMark”) and is sub-advised by Titleist Asset Management, Ltd. (“Titleist”). Effective July, 2022, Titleist formed Opal Capital LLC (“Opal”) as part of an organizational restructuring to separate certain of its business activities into separate business entities (the “Restructuring”). As a result of the Restructuring, Opal was created to provide investment sub-advisory services that were previously provided by Titleist.
At the recommendation of TrueMark, the Board of Trustees of the Trust (the “Board” and each member individually, a “Trustee”) approved an investment sub-advisory agreement between TrueMark, the Trust and Opal, dated September 14, 2022, on behalf of the Fund (the “Sub-Advisory Agreement”), appointing Opal as sub-adviser to the Fund beginning November 7, 2022. Titleist has authority to vote on behalf of the holders of a majority of the voting shares of the Fund and also approved the Sub-Advisory Agreement. As a result, effective November 7, 2022, sub-advisory services previously provided to the Fund by Titleist will transition to Opal. Following the Restructuring, the Titleist portfolio managers who managed the Fund became dual-hatted employees of Opal and will continue to be responsible for the day-to-day management of the Fund. There are currently no plans to change the investment objective and principal investment strategy of the Fund. A copy of the Sub-Advisory Agreement is attached to this Information Statement as Appendix A.
This Information Statement is being supplied to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about November 1, 2022 to the Fund’s shareholders of record as of August 26, 2022 (the “Record Date”). This Information Statement describes the Sub-Advisory Agreement between TrueMark, the Trust, and Opal, with respect to the Fund. As of the Record Date, there were 2,250,000 issued and outstanding shares of the Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.
TrueMark will bear the expenses incurred in connection with preparing and mailing this Information Statement to Fund shareholders. Information on shareholders who owned beneficially 5% or more of the shares of the Fund as of August 26, 2022 is set forth in Appendix B. To the knowledge of the Trust’s management, as of the close of business on August 26, 2022, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of the Fund’s outstanding shares.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS
DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR
A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement will be available on the Fund’s website at:
https://truesharesetfs.com/divz
until December 31, 2022.

Appointment of Opal as Sub-Adviser to the Fund
    At a meeting held on September 14, 2022 (the “Meeting”), the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), approved the Sub-Advisory Agreement between TrueMark, the Trust, and Opal, on behalf of the Fund. Effective November 7, 2022, Opal will begin serving as a sub-adviser to the Fund.
Pursuant to Section 15 of the 1940 Act and related exemptive relief, the Sub-Advisory Agreement must be approved by: (i) the vote of the Board or shareholders of the Fund; and (ii) the vote of a majority of the Independent Trustees, cast at a meeting called for the purpose of voting on such approval. As discussed in greater detail below, in preparation for the Meeting, the Board requested from and reviewed a wide variety of information provided by Opal.
In addition to the written materials provided to the Board in advance of the Meeting, representatives from Opal provided the Board with overviews of its advisory businesses, including information on investment personnel, financial resources, experience, investment processes, and compliance program. The representatives discussed the services expected to be provided by Opal, as well as the rationale for Opal to serve as sub-adviser to the Fund, Opal’s proposed sub-advisory fee, and the operational aspects of the Fund. The Board considered the materials it received in advance of the Meeting, including a memorandum from legal counsel to the Trust regarding the responsibilities of the Trustees in considering the approval of the Sub-Advisory Agreement under the 1940 Act. The Board also considered information conveyed during Opal’s oral presentation. The Board deliberated on the approval of the Sub-Advisory Agreement in light of this information. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from Opal. The Independent Trustees also met in executive session with counsel to the Trust to further discuss the sub-advisory arrangement and the Independent Trustees’ responsibilities relating thereto.
At the Meeting, the Board and the Independent Trustees evaluated a number of factors, including, among other things: (i) the nature, extent, and quality of the services expected to be provided by Opal to the Fund; (ii) expected Fund expenses and performance; (iii) the estimated cost of the services to be provided and profits expected to be realized by Opal from its relationship with the Fund; (iii) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (iv) the extent to which economies of scale would be realized as the Fund grows and whether the Fund’s sub-advisory fee levels reflect those economies of scale for the benefit of Fund investors; (v) any benefits to be derived by Opal from its relationship with the Fund, including any fall-out benefits; and (vi) other factors the Board deemed relevant. In its deliberations, the Board did not identify any single piece of information that was paramount or controlling and the individual Trustees may have attributed different weights to various factors.
    Nature, Extent and Quality of Services
    The Board considered the scope of services to be provided to the Fund under the Sub-Advisory Agreement, noting that Opal expected to provide investment management services to the Fund. The Board noted that the existing portfolio managers of the Fund would continue to manage the Fund following Opal’s approval as sub-adviser and that no changes to the Fund’s investment objective and principal investment strategy were anticipated. The Board also noted the responsibilities that Opal would have as the Fund’s investment sub-adviser, including: responsibility for the management of the securities and other assets of the Fund, subject to the supervision and oversight of TrueMark; determining the assets to be purchased, retained or sold by the Fund; executing placement of orders and selection of brokers or dealers for such orders; general portfolio compliance with relevant law; responsibility for daily monitoring of portfolio exposures and quarterly reporting to the Board; proxy voting with respect to securities held by the Fund; and implementation of Board directives as they relate to the Fund.
In considering the nature, extent, and quality of the services to be provided by the Opal, the Board considered the quality of Opal’s policies and procedures, including its code of ethics. The Trust’s Chief Compliance Officer then noted that TrueMark reviewed Opal’s compliance program and the program appeared to adequately address the major areas of risk associated with its current advisory business. She further stated that TrueMark provided the Board a memorandum contained in the Materials discussing its review of the Sub-Adviser’s compliance program. The Board noted that it had received a copy of the Sub-Adviser’s registration form (on Form ADV), as well as the response of the Sub-Adviser to a detailed series of questions that included, among other things, information about Opal’s decision making process, details about the Fund, and the services to be provided by Opal. The Board also considered Opal’s resources and capacity with respect to portfolio management, compliance, and operations.
    Historical Performance
    Based on the understanding that the Titleist portfolio management team would continue to manage the Fund as Opal employees upon approval of Opal as sub-adviser for the Fund, the Board considered the past performance record of the Titleist portfolio management team and evaluated the Fund’s performance for various time periods in the Materials. The Board noted that, for the one-year and since inception periods, as of June 30, 2022, the Fund outperformed the S&P 500 Total Return Index, before fees and expenses. The Board also noted that, for the one-year period as of August 31, 2022, the Fund outperformed the median for funds in the universe of US Large Value ETFs as reported by Morningstar (the “Category Peer Group”).
The Board also considered the Fund’s performance relative to the most direct competitors as identified by TrueMark (the “Selected Peer Group”). The Board noted that, for the one-year period, the Fund outperformed the vast majority of the Selected Peer Group.
    Costs of Services to be Provided and Economies of Scale
    The Board reviewed the advisory fee to be paid by TrueMark to Opal for its services to the Fund. The Board considered the fees to be paid to Opal would be paid by TrueMark from the fee it received from the Fund and noted that the fee reflected an arm’s-length negotiation between TrueMark and Opal. The Board further determined the fee reflected an appropriate allocation of the advisory fee paid to TrueMark given the work performed by each firm. The Board also evaluated the compensation and benefits expected to be received by Opal from its relationship with the Fund, taking into account an analysis of Opal’s estimated profitability with respect to the Fund.
The Board expressed the view that it currently appeared that Opal might realize economies of scale in managing the Fund as assets grow in size. The Board determined that it would monitor fees as the Fund’s assets grow to determine whether economies of scale were being effectively shared with the Fund and its shareholders.
    Conclusion
    No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the Sub-Advisory Agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.
NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Information About TrueMark
TrueMark Investments, LLC, a Delaware limited liability company located at 433 West Van Buren Street, 1150-E, Chicago, Illinois 60607, and is an SEC registered investment adviser. TrueMark is controlled by TrueMark Group, LLC, which in turn is controlled by Michael Loukas, Jordan Fletcher and Jordan Waldrep. As of March 31, 2022, TrueMark had approximately $207 million in assets under management.
TrueMark oversees the day-to-day operations of the Fund, subject to the general supervision and oversight of the Board and the officers of the Trust. TrueMark, in addition to maintaining its overall responsibility to manage the Fund, oversees the investment and reinvestment of the assets of the Fund by a sub-adviser, in accordance with the investment objectives, policies, and limitations of the Fund. In addition, TrueMark arranges for transfer agency, custody, fund administration, distribution, and all other services necessary for the Fund to operate. For the services it provides to the Fund, TrueMark is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. During the fiscal period January 27, 2021 (commencement of Fund operations) through December 31, 2021, TrueMark received an aggregate advisory fee of $198,541 (before the payment of sub-advisory fees) from the Fund for its investment advisory services. TrueMark pays Titleist (and will pay Opal) its sub-advisory fee out of its aggregate advisory fee. The terms of the Fund’s investment advisory agreement with TrueMark were not affected by the Sub-Advisory Agreement.
Information About Opal
Opal Capital LLC, a Florida limited liability company located at 1919 Flower Drive, Palm Beach Gardens, FL, 33410, is a privately-held investment advisory firm registered with the SEC. Opal is an affiliate of the Fund’s current sub-adviser, Titleist, and is controlled by Austin Graff and Gery Sadzewicz. Opal was organized in July 2022 to provide investment advisory services to the Fund and currently has no assets under management.
The Fund’s current sub-adviser, Titleist, has served in such capacity since January 27, 2021 (the Fund’s commencement of operations) and will do so until November 6, 2022 pursuant to an investment sub-advisory agreement (the “Prior Sub-Advisory Agreement”). Titleist is a Texas limited liability company and an SEC-registered investment adviser formed in 2003 and is majority owned by Byron L. Fields.

Prior Sub-Advisory Agreement
Under the terms of the Prior Sub-Advisory Agreement, TrueMark pays Titleist a fee based on the net profits of the Fund (the total management fees received by the TrueMark after Fund expenses) and calculated as follows:

Net Daily Average AUM	Titleist Profit Percentage	TrueMark Profit Percentage
less than $75 Million	75%	25%
$75 Million but less than $150 Million	65%	35%
greater than $150 Million	50%	50%
During the fiscal period January 27, 2021 (commencement of Fund operations) through December 31, 2021, TrueMark paid Titleist $34,861 in sub-advisory fees.
The shareholders of the Fund last approved the Prior Sub-Advisory Agreement on January 22, 2021. The Prior Sub-Advisory Agreement was approved for an initial two-year term by the Board, including a majority of the Independent Trustees, at a meeting of the Board held on December 10, 2020.
Terms of the New Sub-Advisory Agreement
    The Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, unless sooner terminated as provided in certain provisions contained in the Sub-Advisory Agreement. Under the terms of the Sub-Advisory Agreement, Opal is entitled to a fee paid by the TrueMark, which is based on the net profits of the Fund (the total management fees received by the TrueMark after Fund expenses) and calculated as follows:

Opal Profit Percentage	TrueMark Profit Percentage
70%	30%
If Opal were to have served as the sub-adviser for the Fund during the fiscal period January 27, 2021 (commencement of Fund operations) through December 31, 2021, pursuant to the fee schedule described above, TrueMark would have paid Opal $32,537 in sub-advisory fees. Stated as a percentage of the amount paid to Titleist, the prior sub-adviser, this is a decrease of 6.7%.
    The Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, unless sooner terminated as provided for in in the Sub-Advisory Agreement, and will continue thereafter from year to year so long as it is specifically approved at least annually in the manner required by the 1940 Act. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty (i) by vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Fund, or by TrueMark, in each case, upon sixty (60) days’ written notice to the Opal; (ii) by TrueMark upon breach by Opal of any applicable representation or warranty contained in the Sub-Advisory Agreement, which shall not have been cured within twenty (20) days of Opal’s receipt of written notice of such breach; (iii) by TrueMark immediately upon written notice to Opal if the Opal becomes unable to discharge its duties and obligations under the Sub-Advisory Agreement; or (iv) by Opal upon ninety (90) days’ written notice to TrueMark and the Board.
Additional Disclosure Regarding Opal
Information regarding the principal executive officers and members of Opal are set forth below. The address of Opal and its executive officer and director is 1919 Flower Drive, Palm Beach Gardens, FL 33410.

Name	Title
Austin Merle Graff	Member
Gery Joseph Sadzewicz	Chief Compliance Officer
Other Service Providers
    The Fund’s distributor and principal underwriter is Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and administrator.
General Information
No brokerage commissions were paid by the Fund to any direct or indirect affiliated persons (as defined in the 1940 Act) of the Fund for the fiscal year ended December 31, 2021.

Householding
    If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of the Notice Regarding Internet Availability of this Information Statement will be sent to shareholders at the same address. If you would like to receive a separate copy of the Notice Regarding Internet Availability of this Information Statement, please call 1-800-617-0004. If you currently receive multiple copies of notices, Information Statements, proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-617-0004 or write to the Fund c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, Wisconsin 53201-0701.
Other Information
THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS UPON REQUEST. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO THE FUND C/O U.S. BANK GLOBAL FUND SERVICES P.O. BOX 701, MILWAUKEE, WISCONSIN 53201-0701, OR BY CALLING 1-800-617-0004.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THIS
INFORMATION STATEMENT:

The Information Statement is available at:
https://truesharesetfs.com/divz

LISTED FUNDS TRUST
INVESTMENT SUB-ADVISORY AGREEMENT
with
OPAL CAPITAL, LLC
INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of this 14th day of September, 2022 by and between TrueMark Investments, LLC, and a Delaware limited liability company with its principal place of business at 433 West Van Buren Street, 1150-E Chicago, Illinois 60607 (the “Adviser”), LISTED FUNDS TRUST (the “Trust”), and Opal Capital, LLC, a Florida limited liability company with its principal place of business located at 1919 Flower Dr., Palm Beach Gardens, FL 33410 (the “Sub-Adviser”).
W I T N E S S E T H
WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and
WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated January 27, 2020, as amended to add additional series, with the Trust; and
WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and
WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and
WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund listed in Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties.
NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:
1.Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the securities and other assets of the Funds entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:
1.The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash as is permissible.
2.In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Prospectus, the Statement of Additional Information, the written instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time and provided to the Sub-Adviser and the Trust’s policies and procedures provided to the Sub-Adviser and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal, state and foreign jurisdictional laws and regulations, as each is amended from time to time.

3.The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds’ Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best execution and overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the
Appendix A - 1

Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S. Securities and Exchange Commission (“SEC”) and the 1940 Act.

4.The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act, as requested by the Adviser. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

5.The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.

6.The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of action taken for a particular Fund.

7.The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

8.The Sub-Adviser will have no obligation to advise, initiate or take any other action on behalf of the Adviser, the Funds or the Assets in any legal proceedings (including, without limitation, class actions and bankruptcies) relating to the securities comprising the Assets or any other matter. Sub-Adviser will not file proofs of claims relating to the securities comprising the Assets or any other matter and will not notify the Adviser, the Funds or the Trust’s custodian of class action settlements or bankruptcies relating to the Assets.

9.In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets which it sub-advises.

10.On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

11.The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the
Appendix A - 2

investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

12.The fair valuation of securities in a Fund may be required when the Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser if market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.

2.Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Prospectus, the Statement of Additional Information, the written instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable laws and regulations, as each is amended from time to time.
3.Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:
(a)The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);
(b)Amended and Restated By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);
(c)Prospectus and Statement of Additional Information of the Funds, as amended from time to time;
(d)Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;
(e)Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;
(f)A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and
(g)The terms and conditions of exemptive and no-action relief granted to the Trust, as amended from time to time.
The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s name or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.
4.Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee at the rate specified in Schedule A which is attached hereto and made part of this Agreement. The fee will be calculated based on the daily value of the Assets under the Sub-Adviser’s management (as calculated as described in the Fund’s registration statement), shall be computed daily, and will be paid to the Sub-Adviser not less than monthly in arrears. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.
Appendix A - 3

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect; provided, however that any minimum annual fee for any Fund (as noted on Schedule A) will not be prorated if this Agreement is terminated with respect to such Fund within twelve (12) months of its inception under this Agreement, but, rather, such minimum annual fee shall be paid by the Adviser in full (minus any investment management fees already paid during such period) at the time of termination.
5.Expenses. The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including personnel compensation, expenses and fees required for the Sub-Adviser to perform its duties under this Agreement; administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser may enter into an agreement with the Funds to limit the operating expenses of the Fund.
6.Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.
The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with this Agreement (including, without limitation, any claims of infringement or misappropriation of the intellectual property rights of a third party against the Sub-Adviser or any affiliated person relating to any index or index data provided to Sub-Adviser by the Adviser or Adviser’s agent and used by the Sub-Adviser in connection with performing its duties under this Agreement); provided, however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.
Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event. In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.
The provisions of this Section shall survive the termination of this Agreement.
7.Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:
(a)The Sub-Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;
(b)The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will also promptly notify the Trust and the Adviser if it, a member of its executive management or portfolio manager for the Assets is served or otherwise receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or relating to the investment advisory services of the Sub-Adviser (other than any routine regulatory examinations);
(c)The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures relating to the Funds.
(d)The Sub-Adviser is fully authorized under all applicable law and regulation to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;
(e)The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of
Appendix A - 4

the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;
(f)The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its corporate members or board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;
(g)This Agreement is a valid and binding agreement of the Sub-Adviser;
(h)The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate, current and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;
(i)The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.
(j)The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.
8.Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below.
(a)Duration. This Agreement shall become effective with respect to a Fund upon the latest of (i) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; (ii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; and (iii) the commencement of the Sub-Adviser’s management of the Fund. This Agreement shall continue in effect for a period of two years from the effective date described in this sub-paragraph, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.
(b)Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:
(i) By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;
(ii) By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Section 7 and Section 9 hereof, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach;
(iii) By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or
(iv) By the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.
This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust upon notice to the Sub-Adviser. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.
9.Regulatory Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:
(a)in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted
Appendix A - 5

under the Advisers Act; and
(b)the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 9(b), along with the policies and procedures referred to in Section 9(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).
10.Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Funds’ overall relationship with the Sub-Adviser and its affiliates. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Funds shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.
11.Reporting of Compliance Matters.
(a)The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following:
(i)a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;
(ii)on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;
(iii)a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and
(iv)an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 9 of this Agreement.
2.The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.
12.The Name “TrueMark or TrueShares.” The Adviser grants to the Sub-Adviser a sub-license to use the name “TrueMark or TrueShares” (the “Name”). The foregoing authorization by the Adviser to the Sub-Adviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Sub-Adviser shall only use the Name in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Sub-Adviser nor any affiliate or agent of it shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided that the Sub-Adviser is authorized to disclose the Name and the Adviser’s and the Funds identities as clients of the Sub-Adviser in any representative client list prepared by the Sub-Adviser for use in marketing materials. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation in connection with any services such affiliates or agents provide to the Sub-Adviser or the Funds under this Agreement. The Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use any index data provided to it by the Adviser or Adviser’s agent under this Agreement and the Sub-Adviser is not required to obtain any such licenses or permissions itself.
13.Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.
14.Severability. Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule
Appendix A - 6

or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
15.Notice. Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

To the Adviser at:	TrueMark Investments, LLC 433 West Van Buren Street, 1150-E Chicago, Illinois 60607 Attention: Jordan Fletcher, COO Email: jfletcher@truemarkinvestments.com
To the Trust at:	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Attention: Kent Barnes, Secretary Email: kent.barnes@usbank.com
To the Sub-Adviser at:	Opal Capital, LLC 1919 Flower Drive Palm Beach Gardens, Florida 33410 Attention: Austin Graff, [ ] Email: [ ]
16.[Reserved]
17.Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser, the Sub-Adviser and the Trust, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.
18.Representations and Warranties of the Adviser.
(a)Each Fund is an “eligible contract participant” as defined in Section 1a(18) of the U.S. Commodity Exchange Act (the “CEA”) and U.S. Commodity Futures Trading Commission (“CFTC”) Rule 1.3(m) thereunder and a “qualified eligible person” as defined in Rule 4.7 of the CFTC. The Adviser consents to each Fund being treated as an exempt account under Rule 4.7 of the CFTC;
(b)The Adviser is not registered with the National Futures Association as a commodity pool operator or commodity trading adviser because it does not engage in any activities requiring such registration or is otherwise exempt from such registration;
(c)The execution, delivery and performance by the Adviser and the Funds of this Agreement have been duly authorized by all necessary action on the part of the Adviser and the Board (including full authority to bind the Funds to the terms of this Agreement); and
(d)The Adviser will promptly notify the Sub-Adviser if any of the above representations in this Section are no longer true and accurate.
19.Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.
20.Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or
Appendix A - 7

order.
21.Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.
In the event the terms of this Agreement are applicable to more than one Fund of the Trust as specified in Schedule A attached hereto, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 8 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.
22.Miscellaneous.
(a)A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.
(b)Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.
[Signature page follows]
Appendix A - 8

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

TRUEMARK INVESTMENTS, LLC By: Name: Michael N. Loukas Title: Chief Executive Officer
OPAL CAPITAL, LLC By: Name: Austin Graff Title: Member
LISTED FUNDS TRUST By: Name: Kent P. Barnes Title: Secretary
Appendix A - 9

SCHEDULE A
to the
INVESTMENT SUB-ADVISORY AGREEMENT
Dated September 14, 2022 between
TRUEMARK INVESTMENTS, LLC
and
OPAL CAPITAL, LLC
and
LISTED FUNDS TRUST

For its services, the Sub-Adviser is entitled to a fee paid by the Adviser, which is 70% the net profits of the Fund (the total management fees received by the Adviser after Fund expenses) calculated monthly.

“Net Profit” means, for any fiscal period, (A) the total Adviser’s Fees received by the Adviser from the Fund during that period, less (B) the cumulative direct expenses incurred or paid by the Adviser during that period in relation to the Fund, which expenses include, without limitation: expense waivers and reimbursements; commissions; legal, administrative and custodial expenses; ntf/platform/omnibus fees; filing and registration fees; proxy solicitation expenses; taxes; interest.

Appendix A - 10

APPENDIX B

TrueShares Low Volatility Equity Income ETF

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a fund. As of August 26, 2022, no Trustees and officers of the Trust owned Shares of the Fund, and the following shareholders were considered to be principal shareholders and control persons of the Fund:

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281	32.31%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	25.08%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	22.26%	Record
TD Ameritrade, Inc. 200 South 108th Avenue Omaha, NE 68103	9.25%	Record

Appendix B - 1

TrueShares Low Volatility Equity Income ETF (DIVZ)
a series of Listed Funds Trust
615 East Michigan Street, Milwaukee, Wisconsin 53202

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
Telephone: 800-617-0004

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to the TrueShares Low Volatility Equity Income ETF (the “Fund”), a series of Listed Funds Trust (the “Trust”), and the selection and approval of a sub-advisory agreement between TrueMark Investments, LLC (“TrueMark”) and Opal Capital LLC (“Opal”) dated September 14, 2022. Opal has been approved as a new sub-adviser for the Fund. We encourage you to access and review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only. You do not need to take any action in connection with the selection and approval of Opal.

Titleist Asset Management, Ltd., who has authority to vote on behalf of the holders of a majority of the voting shares of the Fund has also approved the Agreement with Opal. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy. The purpose of the Information Statement is to provide you with certain additional information about these changes that we are required to make available to you.

In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Fund’s website. This Notice of Internet Availability of the Information Statement is being mailed on or about November 1, 2022, to shareholders of record of the Fund as of August 26, 2022. The Information Statement will be available on the Company’s website until December 31, 2022 at: https://truesharesetfs.com/divz
A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Fund toll-free at 1-800-617-0004.

Please note: Only one Notice is being delivered to multiple shareholders who share an address unless your Fund has received contrary instructions from one or more of the shareholders. The Fund will deliver, without charge, promptly upon request to the toll-free telephone number listed above, a separate copy of this Notice to a shareholder at a shared address to which a single copy of this Notice was delivered. If you currently receive multiple copies of notices, Information Statements, proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free telephone number listed above or write to the Fund c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one.

A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.